Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-J

KEY PERFORMANCE FACTORS
October 31, 1996



        Expected B Maturity                                        10/15/03


        Blended Coupon                                              5.6068%



        Excess Protection Level
          3 Month Average   3.30%
          October, 1996   3.30%
          September, 1996  N/A
          August, 1996  N/A


        Cash Yield                                  16.73%


        Investor Charge Offs                         3.83%


        Base Rate                                    9.60%


        Over 35 Day Delinquency                      4.26%


        Seller's Interest                           13.91%


        Total Payment Rate                          12.45%


        Total Principal Balance                     $21,339,637,968.33


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $2,967,710,449.84